Organization and Significant Accounting Policies - Earnings Per Share Basic And Diluted (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Earnings Per Share, Basic and Diluted [Abstract]
Net loss attributable to stockholders of Advantage Solutions, Inc.	$ (162,443)	$ (21,172)	$ (1,157,332)
Weighted-average number of common shares	223,227,833	203,750,000	203,750,000
Basic and diluted net loss per common share	$ (0.73)	$ (0.10)	$ (5.68)